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                                                                  EXHIBIT 10.130

                                LEASE ADDENDUM
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                                    NO. 1
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                                      TO
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                             OFFICE BUILDING LEASE
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This lease addendum constitutes an addendum to that certain Office Building
Lease (the "Agreement") dated April 10, 2000, including all exhibits and prior addenda between Dixie Sun Ventures, LLC, a Utah Limited Liability Company, as "Lessor", and Meadow Valley Contractors, Inc., a Nevada Corporation, as "Lessee", for the premises located at 2250 West Center Street Building 2, Springville, Utah 84663.

The following terms are hereby incorporated as part of the Agreement, and to the extent that they modify or conflict with any provisions of the same, these terms shall control. All other terms and conditions shall remain the same.

49.    INITIAL POSSESSION AND RENT PRORATION
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       Lessee is taking possession of the premises commencing April 10, 2000.
Therefore, the prorated rent due upon occupancy from April 10, 2000 through April 30, 2000 is $2,380.00. Lessee hereby pays and Lessor hereby acknowledges receipt of the aforementioned prorated rent.

50.    OFFICIAL LEASE COMMENCEMENT
       ---------------------------
       In reference to Section 4. of the agreement the initial lease term shall commence May 1, 2000 and shall expire April 30, 2003.


51.    ACCEPTANCE
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       This Lease Addendum is signed and accepted by both Lessee and Lessor on this 10th day of April 2000  .
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LESSOR:                                LESSEE:

DIXIE SUN VENTURES, LLC/               MEADOW VALLEY CONTRACTORS, INC.





By: /s/ Bradley W. Wilkinson           By: /s/ Robert Alan Terril
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    Bradley W. Wilkinson, Manager          Robert Alan Terril, Utah Area Manager








WITNESS: /s/ Bailey H. Butters         WITNESS: /s/ Bailey H. Butters
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Bailey H. Butters                      Bailey H. Butters
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